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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 2001 relating to the financial statements and financial statement schedule of Teradyne, Inc., which appears in Teradyne, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.




/s/  PricewaterhouseCoopers LLP

Boston, Massachusetts
August 20, 2001